UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Prospect Street, Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280
N/A
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2019, David Lelong resigned as Chief Financial Officer, President, Secretary, and Treasurer of Better Choice Company Inc. (the “Company”), effective immediately. There were no disagreements between Mr. Lelong and the Company or any officer or director of the Company that led to Mr. Lelong’s decision to resign. Until the Company appoints a new Chief Financial Officer, Damian Dalla-Longa, the Company’s Co-Chief Executive Officer, will coordinate all finance activity under his existing compensation arrangements.

Additionally, Anthony Santarsiero, 35, has been appointed as President and Director of Operations of the Company. Mr. Santarsiero is also President of TruPet, LLC, where he has been responsible for overseeing the company’s financials and day-to-day operations since January 2014. Prior to his time at TruPet, LLC, Mr. Santarsiero founded RV Genie and RV Clear Price, online platforms designed to assist private parties, dealerships, manufacturers and suppliers navigate the RV industry and interact directly with consumers, where he served as President since January 2013. Mr. Santarsiero has also served as Sales and Marketing Manager at GSI Inc. from May 2013 to March 2014, International Sales Manager and Director of E-Commerce Platform at BriteLyt Inc. from May 2013 to March 2014, Sales Manager and Business Manager at Dimmitt Automotive Group from June 2012 to August 2013 and was founder and Chief Executive Officer of Terra Paws from January 2010 and May 2012.

Information with respect to Mr. Santarsiero’s compensation is available in the current report on Form 8-K filed by the Company with the Securities and Exchange on May 10, 2019 and is incorporated by reference herein. Additional information with respect to non-qualified stock options to purchase shares of the Company’s common stock under the Company’s 2019 Incentive Award Plan granted to Mr. Santarsiero is available in the current report on Form 8-K filed by the Company with the Securities and Exchange on May 8, 2019 and is incorporated by reference herein. Additionally, in connection with the Company’s acquisition of TruPet LLC, the Company issued 896,829 shares of its common stock to Mr. Santarsiero as consideration for his membership interest in Trupet LLC.

Mr. Santarsiero was not appointed as the Company’s President and Director of Operations pursuant to any arrangement or understanding with any other person.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: June 3, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Chief Executive Officer